UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 17, 2004

Gateway Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-6404	44-0651207
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 2615, Houston, Texas		77002
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (713) 336-0844

Not Applicable
(Former name, former address and former fiscal year, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2004, Scott D. Heflin’s employment with Gateway Energy Corporation (the “Company”) was terminated and Mr. Heflin ceased serving as its Chief Financial Officer, Treasurer and Secretary.  The Employment Agreement between the Company and Mr. Heflin expired in accordance with their terms on October 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2004
GATEWAY ENERGY CORPORATION
(Registrant)

By:	/s/ John A. Raasch
John A. Raasch
President